EXHIBIT 10.87


                                  TWENTY FOURTH
                                    AMENDMENT
                                       TO
                                LICENSE AGREEMENT


This TWENTY FOURTH AMENDMENT, effective as of the later date of the signatures below, is to that certain Reproduction and Service Part Tooling License Agreement effective December 1, 1993 by and between Service Parts Operations, General Motors Corporation ("LICENSOR") and Eckler Industries, Inc. ("LICENSEE") as amended by the FIRST through TWENTY THIRD AMENDMENTS (collectively the "AGREEMENT").

WHEREAS, the parties have entered into the AGREEMENT and mutually desire to amend such AGREEMENT as specifically provided herein;

NOW THEREFORE for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exhibit I of the AGREEMENT is hereby amended to specifically identify the following TRADEMARKS as being included in the original Exhibit I and I-A:

                  CHEVROLET
                  CORVETTE
                  Corvette "Crossed Flags" Emblem
                  GM Restoration Parts Emblem (as shown on Exhibit IV of the AGREEMENT)

2. Exhibit I is further amended to specifically include the following additional TRADEMARKS:

                  VETTE
                  STINGRAY
                  STING RAY
                  ZR-1
                  LT-1
                  L98
                  L82
                  *GRAND SPORT
                  *CORVETTE COLLECTOR'S EDITION
                  *CORVETTE
                  "Genuine Chevrolet"
                  Chevrolet "Bow Tie" Emblems
                  "The Heartbeat of America" (with or without Bow Tie Emblems) GM Official Licensed Products Emblem (as shown on Attachment A to this TWENTY FOURTH AMENDMENT)

         * It is understood and agreed between the parties that LICENSEE may also use Body Designs for the GRAND SPORT, COLLECTOR'S EDITION, and CORVETTE (through production vehicle model year 1997) on packaging and promotional materials only, with LICENSOR'S prior approval to Paragraph
         9.6 of the AGREEMENT.

3. Exhibit I is further amended to specifically include the following non-restoration automotive parts and accessories ("LICENSED PRODUCTS"):

         Dash mats (1968-96 production vehicle model years) Cargo mats (1968-96 production vehicle model years) Nose masks (1980-96 production vehicle model years) Console control covers (1984-89 production vehicle model years)
         Door sill plates (metal and plastic) (1968-96 production vehicle model years) Valve stem caps and aluminum valve covers Fender covers Accessory rubber floor mats (clear and black) (1963-82 production vehicle model years) Dash accessories

         It is understood and agreed that all of the LICENSED PRODUCTS described must be submitted to LICENSOR for its inspection and approval in accordance with Paragraph 9.3 of the AGREEMENT.

4. Paragraph 6.3 of the AGREEMENT is hereby amended to also require LICENSEE to use the GM Official Licensed Product Emblem in conjunction only with the LICENSED PRODUCTS identified in Paragraph 3 herein (and as may be included in future amendments to this AGREEMENT) in the same manner as said
     Paragraph 6.3 requires LICENSEE to use the GM Restoration Parts Emblem in conjunction with LICENSED PARTS.

5. It is understood that the TRADEMARKS identified in paragraph 2 and the LICENSED PRODUCTS identified in Paragraph 3 were previously licensed under that certain Trademark License Agreement between the parties which expired on December 31, 1995 and which was not renewed.

6. Other than as specifically set forth in this TWENTY FOURTH AMENDMENT, the AGREEMENT remains unchanged and of full force and effect; any conflict between the AGREEMENT and this TWENTY FOURTH AMENDMENT shall be controlled by this TWENTY FOURTH AMENDMENT.

GENERAL MOTORS CORPORATION,          ECKLER INDUSTRIES, INC.
SERVICE PARTS OPERATIONS

By: /s/ Robert D. Cheyne             By: /s/ Ralph H. Eckler
------------------------             -----------------------
Name:  Robert D. Cheyne              Name:  Ralph H. Eckler
Title: Manager, Trademark Licensing  Title: President/CEO
Date:  December 6, 1996              Date:  January 7, 1997